UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant ☐

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Magnolia Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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August 14, 2025

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Magnolia Bancorp, Inc. The meeting will be held at our headquarters, located at 2900 Clearview Parkway, Metairie, Louisiana, 70006, on Thursday, September 18, 2025 at 1:00 p.m., Central Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Magnolia Bancorp, I thank you for your continued interest and support.

Sincerely,

Michael L. Hurley

President and Chief Executive Officer

MAGNOLIA BANCORP, INC. 2900 Clearview Parkway Metairie, Louisiana 70006 (504) 455-2444
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME	1:00 p.m., Central Time, Thursday, September 18, 2025
PLACE	Mutual Savings and Loan Association 2900 Clearview Parkway Metairie, Louisiana 70006
ITEMS OF BUSINESS	(1) To elect two directors for a three-year term expiring in 2028, and until their successors are elected and qualified;
(2) To consider and approve the adoption of the 2025 Stock Option Plan;
(3) To consider and approve the adoption of the 2025 Recognition and Retention Plan and Trust Agreement;
(4) To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2025;
(5) To adopt a non-binding resolution to approve the compensation of our named executive officers;
(6) To consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers; and
To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business
RECORD DATE	Holders of Magnolia Bancorp common stock of record at the close of business on July 28, 2025 are entitled to vote at the meeting.
ANNUAL REPORT	Our 2024 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.
PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name with a broker or other nominee can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Anita C. Cambre Corporate Secretary
Metairie, Louisiana August 14, 2025

PROXY STATEMENT

OF

MAGNOLIA BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Magnolia Bancorp, Inc., the parent holding company of Mutual Savings and Loan Association. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our corporate headquarters located at 2900 Clearview Parkway, Metairie, Louisiana 70006 on Thursday, September 18, 2025 at 1:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about August 14, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 18, 2025. This proxy statement and our 2024 Annual Report are available on our website at https://mutualsavings.com/investorrelations.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors, the adoption of the 2025 Stock Option Plan, the adoption of the 2025 Recognition and Retention Plan and Trust Agreement, the ratification of our independent registered public accounting firm, the adoption of a non-binding resolution to approve the compensation of our named executive officers and an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers. In addition, management may report on the performance of Magnolia Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the annual meeting, July 28, 2025, are entitled to vote at the meeting. On the record date, we had 833,750 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card or voting instruction form how you want your shares to be voted. Then sign, date and mail your proxy card or voting instruction form in the enclosed prepaid return envelope as soon as possible. You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors, the adoption of the 2025 Stock Option Plan, the adoption of the 2025 Recognition and Retention Plan and Trust Agreement, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers, or the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers if you do not furnish instructions for such proposals. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal four and you did not provide instructions for proposals one, two, three, five or six, then your shares will be considered “broker non-votes” on proposals one, two, three, five or six.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

●

Second, you may send a written notice to the Secretary of Magnolia Bancorp, Inc., Ms. Anita C. Cambre, Corporate Secretary, Magnolia Bancorp, Inc., 2900 Clearview Parkway, Metairie, Louisiana 70006, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, (ii) FOR adoption of the 2025 Stock Option Plan, (iii) FOR adoption of the 2025 Recognition and Retention Plan and Trust Agreement, (iv) FOR ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2025, (v) FOR approval of the non-binding resolution to approve the compensation of our named executive officers and (vi) for THREE (3) YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum, a majority of the outstanding shares entitled to vote represented in person or by proxy, present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors. The affirmative vote of a majority of the total shares outstanding and entitled to vote at the annual meeting is required for approval of the proposals to adopt the 2025 Stock Option Plan and adopt the 2025 Recognition and Retention Plan and Trust Agreement. The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for the approval of the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2025 and for approval of the proposal to adopt the non-binding resolution to approve the compensation of our named executive officers. The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either three years, two years or one year) will be the frequency that shareholders approve.

Because of the required vote on the proposals to adopt the 2025 Stock Option Plan and the 2025 Recognition and Retention Plan and Trust Agreement, abstentions will have the same effect as a vote against these proposals. For the same reason, the failure of any Magnolia Bancorp shareholder to vote by proxy or in person at the annual meeting will also have the effect of a vote against the proposals to adopt the 2025 Stock Option Plan and the 2025 Recognition and Retention Plan and Trust Agreement.

Do the stock benefit plans comply with applicable regulations?

Both the 2025 Stock Option Plan and the 2025 Recognition and Retention Plan comply with the conversion regulations of the Office of the Comptroller of the Currency (the “OCC”). The OCC does not endorse or approve either of the plans in any way.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors are elected by our shareholders for staggered terms, and until their successors are elected and qualified. At the annual meeting, shareholders of Magnolia Bancorp will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2028, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Michael L. Hurley and Jason L. Manson as directors. No director is related to any other director or executive officer by first cousin or closer, except that Michal L. Hurley is the father of Robert M. Hurley. Each nominee and each director whose term continues currently serves as a director of Magnolia Bancorp and its subsidiary, Mutual Savings and Loan Association.

Unless otherwise directed, each proxy card signed and returned by a shareholder will be voted for the election of the nominees for director listed in the table below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed in the table below may not be able to serve as a director if elected.

The tables below and on the following page present information concerning the nominees for director and each director whose term continues, including tenure as a director. Terms as directors for all directors include service as a director of Mutual Savings and Loan Association prior to the formation of Magnolia Bancorp in 2024. Ages are reflected as of June 30, 2025.

Nominees for Director for a Three-Year Term Expiring in 2025

Name	Principal Occupation During the Past Five Years/ Public Directorships
Michael L. Hurley

Chairman of the Board, President and Chief Executive Officer of Magnolia Bancorp since May 2004. President and Chief Executive Officer of Mutual Savings and Loan Association since 1984 and Chairman of the Board since 1993. Mr. Michael Hurley brings his extensive knowledge of Mutual Savings and Loan Association, management experience and expertise in the banking industry to the Board. Age 77.

Jason L. Manson

Director. Vice President of Larry Loyd Construction Co., Inc., Abita Springs, Louisiana, since April 2016. Director since 2012. Mr. Manson brings knowledge of construction management to the Board as an officer in charge of civil construction management. Age 53.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2026

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships
John H. Andressen

Director. Currently retired. Previously, Manager of PJ’s Coffee of New Orleans from July 2015 to March 2023. Director since 1997. Mr. Andressen brings employee management expertise to the Board as a human resource manager for a local retail business. Age 65.

Peyton B. Burkhalter

Director. Attorney with the Law Office of Peyton Burkhalter since October 1995 and General Contractor with DEPP Construction Company LLC, Mandeville, Louisiana since April 2003. Director since 2012. Mr. Burkhalter brings expertise as a practicing attorney and homebuilder in the local community to the Board. Age 56.

Directors Whose Terms Expire in 2027

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships
Anita C. Cambre

Director. Joined Mutual Savings and Loan Association in May 2022 as Senior Accountant. Vice President, Secretary and Chief Financial Officer of Mutual Savings and Loan Association since May 2023 and of Magnolia Bancorp since May 2024. Previously served as Controller and General Manager of CounterTop Factory, Kenner, Louisiana from October 2017 to May 2022. Director since 2023. Ms. Cambre brings management and financial expertise to the Board, as well as knowledge of Magnolia Bancorp’s internal audit function. Age 52.

Robert M. Hurley

Director. Owner of Hurley Homes, LLC, a homebuilding company located in Covington, Louisiana, since 2003. Director since 1996. Mr. Robert Hurley brings expertise in the local real estate market to the Board and serves as a member of the Audit Committee. Age 51.

Executive Officers and Other Senior Management of Magnolia Bancorp and Mutual Savings and Loan Association

The only executive officers of Magnolia Bancorp and Mutual Savings and Loan Association are Michael L. Hurley and Anita C. Cambre, whose positions, business experience and ages are set forth above.

In addition to our two executive officers, Kathleen M. LeJeune joined Mutual Savings and Loan Association in May 2023 as our Director of Compliance and Internal Audit. She previously served as the Chief Compliance Officer at St. Landry Homestead Federal Savings Bank (currently Catalyst Bank) from May 2000 through October 2020, where she was responsible for overseeing and managing regulatory compliance issues and ensuring compliance with laws, regulatory requirements, policies and procedures. In addition, as Chief Risk Officer at St. Landry Homestead from January 2010 through October 2020, she was also responsible for managing the risk management function, including identifying potential threats, assessing their likelihood and severity, and implementing measures to mitigate them. She is a Certified Community Bank Compliance Officer and has a degree from the University of Louisiana at Lafayette in finance. She was 68 years old as of June 30, 2025.

Committees and Meetings of the Board of Directors

The Board of Directors of Magnolia Bancorp established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee in November 2024 in connection with the mutual to stock conversion of Mutual Savings. These Board committees of Magnolia Bancorp did not meet during 2024. During the year ended December 31, 2024, the Board of Directors of Magnolia Bancorp held seven meetings. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period. We have determined that directors Andressen, Burkhalter and Manson are independent directors as defined in the OTCQB Standards, which define independent director as a person other than an executive officer or employee of the company or any other person having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in fulfilling their responsibilities as a director.

Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee’s charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles. The Board of Directors has identified Mr. Manson as a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert. The Board of Directors believes that all of the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.

The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.mutualsavings.com under the “Investor Relations” heading.

Compensation Committee. The Compensation Committee reviews the compensation of our executive officers. No member of the Compensation Committee is a current or former officer or employee of Magnolia Bancorp or Mutual Savings and Loan Association. The Compensation Committee has adopted a written charter which is available on our website at www.mutualsavings.com under the “Investor Relations” heading.

Nominating and Corporate Governance Committee. Nominations for director of Magnolia Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.mutualsavings.com under the “Investor Relations” heading.

Committee Membership. The following table sets forth the membership of the committees as of the date of this proxy statement.

Director	Audit	Compensation	Nominating and Corporate Governance
John H. Andressen	*	**	*
Peyton B. Burkhalter	*	*	**
Jason L. Manson	**	*	*

________________

*         Member

**         Chair

Corporate Governance Policies and Procedures

In addition to establishing committees of our board of directors, we have adopted several policies to govern the activities of both Magnolia Bancorp and Mutual Savings and Loan Association, including corporate governance policies and a code of business conduct and ethics. The corporate governance policies involve such matters as the following:

●	the composition, responsibilities and operation of our board of directors;

●	the establishment and operation of board committees, including audit, nominating/corporate governance and compensation committees;

●	convening executive sessions of independent directors; and

●	our board of directors’ interaction with management and third parties.

The code of business conduct and ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the code of business conduct and ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Insider Trading Policies

Our Board of directors has adopted an insider trading policy governing the purchase, sale or other disposition of our common stock that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations. Under the policy, our directors, executive officers and certain other employees are prohibited from trading in our securities absent pre-clearance from our designated compliance officer, and the policy imposes a specified blackout period before and after the release of earnings. A copy of the policy was filed as Exhibit 19.0 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Board Leadership Structure

Our board of directors is led by a Chairman selected by the Board from time to time. Presently, Michael L. Hurley serves as Chairman of the Board. We have determined that Messrs. Andressen, Burkhalter and Manson are independent directors as defined in the OTCQB Standards.

The board of directors determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Magnolia Bancorp and avoids potential conflicts among directors. In addition, as the Chief Executive Officer, Mr. Hurley is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Magnolia Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the board of directors which promotes the development and implementation of our corporate strategy.

The board of directors is aware of the potential conflicts that may arise when an insider chairs the Board but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, cybersecurity risk and reputational risk. Management is responsible for the day-to-day management of the risks Mutual Savings and Loan Association faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. The board of directors regularly discusses with management our major risk exposures, their potential impact on our business and steps taken to address them.

Members of senior management regularly attend meetings of the board of directors and address any questions or concerns raised by the board on risk management or other matters. The board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Mutual Savings and Loan Association’s lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets. In addition, members of management keep the Board informed of the state of our cybersecurity posture and any developments or incidents related to our cybersecurity exposure.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so. This will be our first annual meeting of shareholders held as a public company.

Director Nominations

The Nominating and Corporate Governance Committee’s charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the U.S. Securities and Exchange Commission); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Director Compensation

Each director of Mutual Savings and Loan Association currently receives $550 monthly, regardless of meeting attendance. The board of directors Mutual Savings and Loan Association met 12 times during the year ended December 31, 2024. Each of the current directors of Magnolia Bancorp also serves as a director of Mutual Savings and Loan Association. No additional director fees are currently being paid to directors for their service on the Magnolia Bancorp board of directors.

The following table sets forth total compensation paid to directors of Mutual Savings and Loan Association during the year ended December 31, 2024, other than Mr. Michael Hurley and Ms. Cambre whose compensation is set forth below under “—Executive Compensation.”

Name	Board Fees Earned or Paid in Cash	All Other Compensation	Total
Joseph H. Andressen	$6,600	$--	$6,600
Peyton B. Burkhalter	6,600	40	6,640
Robert M. Hurley	6,600	--	6,600
Jason L. Mason	6,600	2,000	8,600

Transactions With Related Persons

Mutual Savings and Loan Association offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other purposes. These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Mutual Savings and Loan Association, and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Mutual Savings and Loan Association, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties, unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Mutual Savings and Loan Association to each of our current executive officers for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary	Bonus(1)	All Other Compensation(2)	Total
Michael L. Hurley	2024	$295,630	$-	$59,793	$355,423
President and Chief Executive Officer	2023	$295,630	$-	$59,009	$354,639

Anita C. Cambre (3)	2024	$77,673	$-	$8,232	$85,905
Vice President, Chief Financial Officer and Secretary	2023	$94,238	$1,000	$5,582	$100,820

____________________

(1)	Represents a discretionary bonus paid for services rendered in 2023.

(2)

Includes for Mr. Michael Hurley the following for 2024: (i) $24,076 automobile-related expenses, including $18,978 depreciation expense recognized by Mutual Savings and Loan Association, (ii) $22,905 of health and dental insurance premiums, representing the difference between 100% of the premium coverage for Mr. Hurley paid by Mutual Savings and Loan Association and the percentage paid by Mutual Savings and Loan Association for other employees, (iii) a $6,212 profit-sharing employer contribution to his retirement account for the 2024 plan year, and (iv) Board fees of $6,600. Includes for Ms. Cambre the following for 2024: (a) Board fees of $6,600 and (b) a $1,632 profit-sharing employer contribution to her retirement account.

(3)

Ms. Cambre was promoted to Chief Financial Officer in May 2023, and her annual base salary prior to going part-time in September 2024 was $100,000. Ms. Cambre announced in September 2024 that she had accepted another full-time job but will continue to stay in her current positions on a part-time basis. She is currently being paid on an hourly basis.

The board of directors approved the above salaries, bonuses and profit-sharing plan contributions. The compensation was based on the board’s perception of the local market for executive officer compensation and was intended to ensure that Mutual Savings and Loan Association remained competitive in attracting and retaining qualified executive officers. Mutual Savings and Loan Association does not maintain a written bonus plan, although we have historically paid bonuses to our employees.

Employment Agreements

Magnolia Bancorp and Mutual Savings and Loan Association entered into employment agreements in May 2024 with Michael L. Hurley, our Chairman, President and Chief Executive Officer, and with Anita C. Cambre, our Vice President/Secretary and Chief Financial Officer. The initial term of each employment agreement was for a period ending on December 31, 2026, with the term to be extended annually for one year on each December 31st starting December 31, 2024 unless either Magnolia Bancorp or Mutual Savings and Loan Association or the executive gives notice at least 30 days prior to such December 31st that the agreement shall not be extended. The employment agreements provide for an initial annual base salary of $295,630 for Mr. Michael Hurley and $100,000 for Ms. Cambre, which may be increased by the Boards of Directors but may not be decreased without the executive’s written consent. Ms. Cambre is currently being paid on an hourly basis since she began working part-time on September 2024, and her employment agreement will expire when she ceases being an employee; no such date has been determined.

The employment agreements provide that each executive shall be entitled to participate in all benefit plans provided to executives and employees of Mutual Savings and Loan Association. In addition, the employment agreement for Mr. Michael Hurley provides that we will continue to pay 100% of the premiums for the medical and dental insurance coverage for him and his spouse and provide him with an Association-owned automobile, with Mutual savings and Loan Association to be responsible for the payment of all expenses associated with the use of such vehicle. including but not limited to insurance, maintenance, repairs and gas.

Each of the employment agreements is terminable with or without cause by either Magnolia Bancorp or Mutual Savings and Loan Association. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good reason, as defined in the agreements and which includes, among other things, a material change in the executive’s position, salary or duties without the executive’s consent. In addition, no compensation or benefits are payable under the employment agreements if the executive’s employment is terminated due to death, disability or retirement or by either Magnolia Bancorp or Mutual Savings and Loan Association for cause, in each case other than compensation earned prior to the date of termination.

If prior to a change in control the executive terminates his or her employment for good reason or Magnolia Bancorp or Mutual Savings and Loan Association terminates the executive’s employment other than for cause, disability or death, then the executive will be entitled to (i) a lump sum payment equal to two times the executive’s annual cash compensation (highest annual salary plus the average cash bonuses earned during the two years immediately preceding the year in which the date of termination occurs), (ii) the continuation of the executive’s participation in all group insurance, life insurance, health, dental, vision and accident insurance and disability insurance plans at no premium cost to the executive, until the earlier to occur of the date the executive obtains full-time employment with another employer (which provides substantially similar benefits) or the passage of two years from the date of termination of the executive’s employment, and (iii) a lump sum cash payment equal to the projected cost of providing the executive with benefits for two years pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which the executive was entitled to participate. In the event the executive’s continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Internal Revenue Code, or if any such group insurance plan is discontinued, then Magnolia Bancorp or Mutual Savings and Loan Association shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to the executive equal to the projected cost of providing continued coverage to the executive until the two-year anniversary of the executive’s date of termination.

In the event that the executive’s employment is terminated by us in connection with a change in control, as defined in the employment agreements, for other than cause, disability or death or the executive terminates his or her employment as a result of certain adverse actions which are taken with respect to the executive’s employment (i.e., good reason) following a change in control, the executive will be entitled to (i) a lump sum cash severance payment equal to three times the executive’s annual cash compensation as described above, (ii) the continuation of the executive’s participation in all group insurance, life insurance, health, dental, vision and accident insurance and disability insurance plans at no premium cost to the executive, until the earlier to occur of the date the executive obtains full-time employment with another employer (which provides substantially similar benefits) or the passage of three years from the date of termination, and (iii) a lump sum cash payment equal to the projected cost of providing the executive with benefits for three years pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which the executive was entitled to participate.

The employment agreements provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Magnolia Bancorp or Mutual Savings and Loan Association pursuant to Section 280G of the Internal Revenue Code or subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

Each employment agreement provides that the executive will not engage in certain competitive activities or solicit our customers and employees during the 12 months immediately following the termination of the executive’s employment. The employment agreements also provide that if any dispute that arises in connection with the termination of the executive’s employment is resolved in favor of the executive, then the executive shall be entitled to the reimbursement of legal fees and back pay.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a profit sharing plan which permits discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

Retirement Trust. Mutual Savings and Loan Association sponsors the Mutual Savings & Loan Association Retirement Trust, which is a tax-qualified, defined contribution profit-sharing plan without a cash or deferred arrangement. An employee of Mutual Savings and Loan Association is eligible to become a participant in the plan after completing one year of service, consisting of at least 1,000 hours of service within a period of 12 consecutive months, as of the first day of the plan year nearest the date the eligibility conditions are satisfied, provided the employee is still employed as of such date. Mutual Savings and Loan Association makes a discretionary profit-sharing contribution to the Retirement Trust, with the amount determined by the board of directors each year. The profit-sharing contribution is allocated among the accounts of each participating employee in proportion to the employee’s covered compensation to the total covered compensation of all participating employees. The employees become 20% vested in their account balances after two years of service, with the vesting increasing by 20% for each additional year of service until the employee is 100% vested after six years of service. A participant becomes fully vested upon reaching normal retirement age (age 62) if still employed or if the participant’s employment is terminated due to death or disability. Employees are not permitted to make salary deferral contributions or “catch up” contributions in any amount.

Upon termination of employment, including following retirement or disability, a participant may withdraw his or her vested account balance or defer commencement of the receipt of benefits until April 1 of the calendar year following the later of (i) the calendar year in which the participant reaches age 73, or (ii) the calendar year in which he or she retires. Normal retirement age under the profit-sharing plan is age 62. A participant may elect a single lump sum payment or annual installments over a period not in excess of the participant’s remaining life expectancy. If a participant dies prior to receipt of the entire value of his or her profit-sharing plan account, the beneficiary can elect from among the benefit payment forms available under the profit-sharing plan, including a lump sum distribution, installment payments and life expectancy distributions.

Employee Stock Ownership Plan. Magnolia Bancorp has established an employee stock ownership plan for our employees, which purchased 66,700 shares or 8.0% of the common stock issued in the conversion on January 14, 2025. Employees who have been credited with at least 1,000 hours of service during a 12-month period are eligible to participate in Magnolia Bancorp’s employee stock ownership plan.

As part of the conversion, in order to fund the plan’s purchase of 66,700 shares, the employee stock ownership plan borrowed $667,000 from Magnolia Bancorp. Such loan equaled 100% of the aggregate purchase price of the common stock acquired by our employee stock ownership plan. The loan to the employee stock ownership plan, which has a term of 30 years, will be repaid principally from Mutual Savings and Loan Association contributions to the employee stock ownership plan, and the collateral for the loan is the common stock purchased by the employee stock ownership plan. The interest rate for the employee stock ownership plan loan is a fixed rate of 7.50%, which was the prime rate on the date the employee stock ownership plan entered into the loan. We may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares by Magnolia Bancorp or upon the sale of treasury shares by Magnolia Bancorp. Such purchases, if made, would be funded through additional borrowings by the employee stock ownership plan or additional contributions from Mutual Savings and Loan Association. The timing, amount and manner of future contributions to the employee stock ownership plan will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

The shares purchased by our employee stock ownership plan with the loan proceeds are held in a suspense account and will be released for allocation to participants on a pro rata basis as debt service payments are made. Shares released from the employee stock ownership plan will be allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s compensation, consisting of salary and bonus, to the total of such compensation of all eligible employee stock ownership plan participants. Forfeitures may be used for several purposes such as the payment of expenses or be reallocated among remaining participating employees. Account balances of participants in the employee stock ownership plan will become 20% vested after two years of service, with the vesting increasing by 20% for each additional year of service until the participant is 100% vested after six years of service. Credit is given for years of service with Mutual Savings and Loan Association prior to adoption of the employee stock ownership plan. In the case of a “change in control,” as defined in the employee stock ownership plan, however, participants will become immediately fully vested in their account balances. Participants will also become fully vested in their account balances upon death, disability or retirement. Benefits may be payable upon retirement or separation from service.

Generally accepted accounting principles require that any third party borrowing by our employee stock ownership plan be reflected as a liability on our statement of financial condition. Since the employee stock ownership plan borrowed from us, the loan is not be treated as a liability but instead is excluded from shareholders’ equity. If the employee stock ownership plan purchases additional newly issued shares from Magnolia Bancorp, total shareholders’ equity would neither increase nor decrease, but per share shareholders’ equity and per share net earnings would decrease as the newly issued shares are allocated to the employee stock ownership plan participants.

Our employee stock ownership plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the applicable regulations of the IRS and the Department of Labor.

PROPOSAL TO ADOPT THE 2025 STOCK OPTION PLAN (Proposal Two)

General

On July 24, 2025, the Board of Directors adopted the 2025 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Magnolia Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-incentive or compensatory stock options. Options may be granted to our officers, employees and directors except that non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that adoption of the Stock Option Plan is in the best interest of Magnolia Bancorp and our shareholders. If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Magnolia Bancorp and Mutual Savings with an exercise price no less than the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by the Compensation Committee of the Company’s Board of Directors that is currently comprised of Messrs. Andressen, Burkhalter and Manson.

Number of Shares Covered by the Stock Option Plan. A total of 83,375 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan, which is equal to 10.0% of the shares sold in the conversion offering. The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock available under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding.

Stock Options. Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option and the exercise price of each option.

Option Exercise Price. Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must be no less than the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to any individuals who beneficially own more than 10% of the issued and outstanding shares of Magnolia Bancorp’s common stock).

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with Magnolia Bancorp and all of our subsidiaries is terminated. Unless the committee or the Board of Directors states otherwise at the time an option is granted, if an optionee terminates his employment or service with Magnolia Bancorp and our subsidiary companies as a result of disability or death, all options held by such optionee will become fully vested upon such termination of employment or service. All options granted to participants will become vested and exercisable in full on the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and remain exercisable until the earlier of either: (i) ten years after its date of grant or (ii) six (6) months after the date on which the optionee's employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three (3) years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Magnolia Bancorp and our subsidiary companies as a result of disability or retirement without having fully exercised his options, the optionee will have one year following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Magnolia Bancorp following a change in control of Magnolia Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the earlier of (i) the remainder of the original ten-year term of the option or (ii) eighteen (18) months after the date on which employment or service terminates. However, failure to exercise incentive stock options within 90 days after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted. If any incentive stock options are granted to an individual who beneficially owns more than 10% of our outstanding common stock, the duration of such option cannot be more than five years from the date of grant, rather than ten years.

Transferability. Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Forfeiture Provisions. The Stock Option Plan requires forfeiture of any stock options granted to optionees who are subject to automatic clawback under Section 304 of the Sarbanes-Oxley Act of 2002 if Magnolia Bancorp is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws as a result of misconduct. In addition, the committee may in its discretion specify in any stock option agreement that any optionee reimburse Magnolia Bancorp for any benefit or gain realized from any option in the event an accounting restatement reduces the value of the option had the results been properly reported.

Paying for Shares. Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Magnolia Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which were purchased upon exercise of an option or any combination of the foregoing.

Term of the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from September 18, 2025, assuming approval of the Stock Option Plan by our shareholders on that date, except that incentive stock options must be granted no later than the tenth anniversary of the date the Board of Directors adopted the plan. Termination of the Stock Option Plan shall not affect any previously granted and outstanding options.

Federal Income Tax Consequences. Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Magnolia Bancorp at any time as a result of such grant or exercise. An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option. With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Magnolia Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its chief executive officer, its chief financial officer and the three other most highly compensated executive officers in any calendar year (“covered executives”), with covered executives reaming subject to Section 162(m) for all subsequent years.

The Board of Directors believes that the likelihood of any impact on Magnolia Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code in the foreseeable future is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. Magnolia Bancorp will recognize the cost of services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an optionee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders. Shareholder approval of the Stock Option Plan will also satisfy the federal tax requirements.

Options to be Granted. The Board of Directors of Magnolia Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Magnolia Bancorp and Mutual Savings. As of the date hereof, no specific determination has been made as to allocation of grants. Because we do not have any stock option plans currently in effect, the Board of Directors has not yet adopted a policy regarding the timing of grants in relation to the disclosure of material nonpublic information, but such a policy is expected to be adopted if shareholders approve the Stock Option Plan.

The Board of Directors recommends that you vote FOR adoption of the 2025 Stock Option Plan.

PROPOSAL TO ADOPT THE 2025 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Three)

General

On July 24, 2025, the Board of Directors adopted the 2025 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Magnolia Bancorp to provide officers, employees and non-employee directors of Magnolia Bancorp and Mutual Savings with a proprietary interest in Magnolia Bancorp and as an incentive to contribute to our success. Officers, employees and non-employee directors of Magnolia Bancorp and Mutual Savings who are selected by the Board of Directors of Magnolia Bancorp or members of a committee appointed by the board will be eligible to receive benefits under the Recognition and Retention Plan. If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration. The Compensation Committee of the Board of Directors of Magnolia Bancorp, currently consisting of Messrs. Andressen, Burkhalter and Manson, will administer the Recognition and Retention Plan. Messrs. Andressen and Burkhalter will be the initial trustees of the Trust established pursuant to the Recognition and Retention Plan.

Number of Shares Covered by the Recognition and Retention Plan. Upon shareholder approval of the Recognition and Retention Plan, Magnolia Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 33,350 shares of common stock, or 4.0% of the shares sold in the conversion offering. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Magnolia Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan. The issuance of new shares by Magnolia Bancorp would be dilutive to the voting rights of existing shareholders and to Magnolia Bancorp’s book value per share and earnings per share.

Grants. Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan. However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of by the recipient and may not be voted by the recipient. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Magnolia Bancorp and its subsidiaries for any reason, other than upon death, disability or a change in control, the recipient will forfeit all rights to the allocated shares under restriction. If a recipient terminates his employment or service with Magnolia Bancorp and our subsidiary companies as a result of disability or death, all shares subject to an award held by such recipient shall be deemed earned upon such termination of employment or service. In the event of a change in control of Magnolia Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Forfeiture Provisions. The Recognition and Retention Plan requires forfeiture of awards to recipients who are subject to automatic clawback under Section 304 of the Sarbanes-Oxley Act of 2002 if Magnolia Bancorp is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws as a result of misconduct. In addition, the committee may in its discretion specify in any award agreement that any recipient reimburse Magnolias Bancorp for any benefit or gain realized from any award in the event an accounting restatement reduces the value of the award had the results been properly reported.

Performance Awards. A grant of a performance award is a grant of a right to receive shares of common stock which is contingent upon the achievement of performance or other objectives during a specified period. The committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance award and will determine the conditions that must be satisfied for a performance award to vest. These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions. The Recognition and Retention Plan sets forth some of the business criteria that can be used as a condition of earning a performance award.

Federal Income Tax Consequences. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when such awards are first granted to him or her, notwithstanding the vesting schedule of such awards. Magnolia Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its covered executives. However, the Board of Directors believes that the likelihood of any impact on Magnolia Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code in the foreseeable future is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. Magnolia Bancorp will recognize compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based. With respect to performance awards, the fair market value on the date of vesting will be recognized as compensation expense. The vesting of plan share awards will have the effect of increasing Magnolia Bancorp’s compensation expense and will be a factor in determining Magnolia Bancorp’s earnings per share on a fully diluted basis.

Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.

Shares to be Granted. The Board of Directors of Magnolia Bancorp adopted the Recognition and Retention Plan, and the Compensation Committee intends to grant shares to executive officers, employees and non-employee directors of Magnolia Bancorp and Mutual Savings. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan. Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the

2025 Recognition and Retention Plan and Trust Agreement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Four)

Our Audit Committee has appointed EisnerAmper LLP, an independent registered public accounting firm, to perform the audit of Magnolia Bancorp’s financial statements for the year ending December 31, 2025, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by EisnerAmper that neither that firm nor any of its associates has any relationship with Magnolia Bancorp or Mutual Savings and Loan Association other than the usual relationship that exists between independent registered public accounting firms and their clients. EisnerAmper will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint EisnerAmper as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by EisnerAmper is compatible with maintaining their independence. Each new engagement of EisnerAmper was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Audit Fees

The following table sets forth the aggregate fees paid by us to EisnerAmper LLP for professional services rendered in connection with the audit of the financial statements of Mutual Savings and Loan Association for 2024 and 2023, respectively, as well as the fees paid by us to EisnerAmper LLP for audit-related services, tax services and all other services rendered to us during 2024 and 2023, respectively.

	Year Ended December 31,
	2024	2023
Audit fees(1)	$288,498	$15,500
Audit-related fees(2)	-	10,000
Tax fees	5,500	4,400
All other fees	750	750
Total	$294,748	$30,650

_______________________

(1)

Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees consist of agreed-upon procedures.

The Board of Directors recommends that you vote FOR the ratification of the appointment of EisnerAmper as our independent registered public accounting firm for the year ending December 31, 2025.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements of Mutual Savings and Loan Association (which became a wholly owned subsidiary of Magnolia Bancorp upon completion of the Association’s conversion to stock form in January 2025) for the year ended December 31, 2024 with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Magnolia Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Jason L. Manson, Chair
John H. Andressen
Peyton B. Burkhalter

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Five)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the Securities and Exchange Commission were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Mr. Michael L. Hurley and Anita C. Cambre. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on Magnolia Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Magnolia Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote FOR the non-binding resolution to approve the compensation of our named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Six)

Section 951 of the Dodd-Frank Act also amended the proxy rules of the Securities and Exchange Commission to require that not less frequently than once every six years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate proposal subject to shareholder vote to determine whether the shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking a shareholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Setting an advisory vote every three years will be the most effective timeframe for Magnolia Bancorp to respond to shareholder feedback and provide us with sufficient time to engage with shareholders to understand and respond to the vote results.

The advisory vote on this proposal is not binding on Magnolia Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Magnolia Bancorp will review the results on the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to shareholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of

THREE (3) YEARS for future non-binding resolutions to approve the compensation of our named executive officers.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables below set forth, as of July 28, 2025 the voting record date, certain information as to our common stock beneficially owned by (1) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (2) our directors and named executive officers, and (3) all directors and executive officers as a group.

Name of Beneficial Owner	Common Stock Beneficially Owned as of July 28, 2025(1)
	Amount		Percentage

5% Shareholders:
Magnolia Bancorp, Inc. Employee Stock Ownership Plan 2900 Clearview Parkway Metairie, Luisiana 70006	66,700	(2)	8.0%

Directors:
Michael L. Hurley	36,687	(3)(4)	4.4%
John H. Andressen	5,000	(3)	*
Peyton B. Burkhalter	5,000	(3)	*
Anita C. Cambre	--		*
Robert M. Hurley	5,000	(3)(5)	*
Jason L. Manson.	5,000	(6)	*

All Directors and Executive Officers as a Group (six persons)	56,687	(6)(14)	6.8%

___________________

*	Represents less than 1% of our outstanding common stock.

(1)

Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(Footnotes continued on following page)

(2)

As of July 28, 2025, no shares held in the Magnolia Bancorp, Inc. Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees. Under the terms of the plan, Mr. Manson as the plan trustee will vote all shares allocated in the future in accordance with the instructions of the participating employees, with any unallocated shares generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participants. Until shares are allocated to participating employees, Mr. Manson will vote all of the unallocated shares.

(3)	The shares are held jointly with his spouse.

(4)	Excludes shares held by his son Robert M. Hurley.

(5)	Excludes shares held by his father Michael L. Hurley and 10,000 shares held by his father-in-law.

(6)	Represents shares held in Mr. Manson’s individual retirement account. Excludes shares held by the Magnolia Bancorp, Inc. Employee Stock Ownership Plan, of which Mr. Manson is the trustee.

Section 16(a) Reports

General. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Magnolia Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Magnolia Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Delinquent Section 16(a) Reports. Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the year ended December 31, 2024, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

Magnolia Bancorp has adopted a Code of Conduct and Ethics that applies to its principal executive officer and principal financial officer, as well as other officers and employees of Magnolia Bancorp and Mutual Savings and Loan Association. A copy of the Code of Ethics is available on the Company’s website at www.mutualsavings.com.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Magnolia Bancorp relating to the next annual meeting of shareholders, which is expected to be held in May 2026, must be received at our principal executive offices located at 2900 Clearview Parkway, Metairie, Louisiana 70006, Attention: Anita C. Cambre, Corporate Secretary, no later than December 12, 2025. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of shareholders expected to be held in May 2026, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than December 12, 2025. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Article 9.D. of our Articles of Incorporation.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. Because our 2026 annual meeting is expected to be held in May 2026, this notice must be received by December 12, 2025. Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of our Articles of Incorporation. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Magnolia Bancorp’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 12, 2026. We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications. Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Magnolia Bancorp, Inc., c/o Anita C. Cambre, Corporate Secretary, 2900 Clearview Parkway, Metairie, Louisiana 70006.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2024 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2024 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Anita C. Cambre, Corporate Secretary, Magnolia Bancorp, 2900 Clearview Parkway, Metairie, Louisiana 70006. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Magnolia Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

APPENDIX A

MAGNOLIA BANCORP, INC.

2025 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Magnolia Bancorp, Inc. (the “Corporation”) hereby establishes this 2025 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01         “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Association or any successors thereto.

3.02         “Association” means Mutual Savings and Loan Association, the wholly owned subsidiary of the Corporation.

3.03         “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.04         “Board” means the Board of Directors of the Corporation.

3.05         “Change in Control” shall mean a change in the ownership of the Corporation or the Association, a change in the effective control of the Corporation or the Association or a change in the ownership of a substantial portion of the assets of the Corporation or the Association, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Association or a subsidiary of either of them, by the Corporation, the Association, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06         “Code” means the Internal Revenue Code of 1986, as amended.

3.07         “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08         “Common Stock” means shares of the common stock, $.01 par value per share, of the Corporation.

3.09         “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10         “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Association (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11         “Effective Date” means the date upon which the Corporation’s shareholders approve this Plan pursuant to Article XIV hereof.

3.12         “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13         “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15         “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16         “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17         “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18         “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19         “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20         “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21         “Option” means a right granted under this Plan to purchase Common Stock.

3.22         “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23         “OCC” means the Office of the Comptroller of the Currency.

3.24         “Retirement” means:

(a)         A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Corporation’s Employee Stock Ownership Plan (“ESOP”) or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the ESOP, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b)         With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Corporation.

3.25         “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26         “Subsidiary Company” means those subsidiaries of the Corporation, including the Association, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01         Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02         Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer and interpret the Plan. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an “independent director” as such term is defined in Section 6 of the OTCQB Standards or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03         Revocation for Misconduct; Forfeiture Events.

(a)         The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Association’s Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

(b)         If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the federal securities laws as a result of misconduct, then any Optionee who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Corporation for any equity-based compensation received by such Optionee from the Corporation during the twelve month period following the first public issuance or filing with the U.S. Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee may specify in any Stock Option Agreement that any Optionee reimburse the Corporation for any benefit or gain realized from any Option granted hereunder in the event the accounting restatement reduces the value of the Option had the results been properly reported.

4.04         Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05         Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06         Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07         No Deferral of Compensation Under Section 409A of the Code. All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V

ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01         Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 83,375. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02         Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF

OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to such executive officer.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01         Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02         Option Exercise Price.

(a)         Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b)         Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

(c)         Prohibition Against Option Repricing. Except for capital adjustments pursuant to Article IX, neither the Committee nor the Board shall make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of an Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option’s in-the-money value) or replacement grants, or other means.

8.03         Vesting and Exercise of Options.

(a)         General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation and all Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)         Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if an Optionee remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04         Duration of Options.

(a)         General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years. In no event shall an Option be exercisable more than ten (10) years after its date of grant. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)         Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise his vested Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation and all Subsidiary Companies as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise his vested Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the period ending on the earlier of (i) the last day of the original ten (10) year term (five (5) year term for options subject to Section 8.09(b)) or (ii) the day which is eighteen (18) months after the date on which employment or service terminates.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise his vested Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

(c)         Regulatory Provision. Notwithstanding anything herein to the contrary, to the extent applicable, Officers and Directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Association becomes critically undercapitalized (as defined in applicable regulations, including 12 C.F.R. §165.4 or any successor thereto), is subject to OCC enforcement action or receives a capital directive from the OCC under applicable regulations, including 12 C.F.R. §165.7 or any successor thereto. In addition, notwithstanding anything herein to the contrary, the provisions of this Plan and any Options granted hereunder are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the regulations promulgated under 12 C.F.R. Part 359.

8.05         Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, “immediate family” includes but is not necessarily limited to, the Optionee’s spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06         Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07         Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

8.08         Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09         Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)         Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)         Limitation on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)         Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

(d)         Time Period for Grants. Incentive Stock Options must be granted within 10 years from the date the Board adopted the Plan, which date of adoption was March 23, 2025.

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

9.01          General Adjustments. The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02         Adjustments for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424‑1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to a Change in Control entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to applicable federal banking regulations and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan (nor shall the Board of Directors or the Committee amend an Option granted hereunder) in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI

EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.01         Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02         Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

EFFECTIVE DATE OF THE PLAN; TERM

13.01         Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof and no later than the termination of the Plan, except that incentive stock options must be granted no later than the tenth anniversary of July 24, 2025, the date the Board of Directors adopted the Plan.

13.02         Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV

SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the date upon which the Board adopts this Plan in order to meet the requirements of Section 422 of the Code and regulations thereunder. In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast at a duly called meeting of the Corporation’s shareholders.

ARTICLE XV

MISCELLANEOUS

To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

APPENDIX B

MAGNOLIA BANCORP, INC.

2025 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.01         Magnolia Bancorp, Inc. (the “Corporation”) hereby establishes the 2025 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2025 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02         The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01         “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Association or any successors thereto.

3.02         “Association” means Mutual Savings and Loan Association, the wholly owned subsidiary of the Corporation.

3.03         “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.04         “Board” means the Board of Directors of the Corporation.

3.05         “Change in Control” shall mean a change in the ownership of the Corporation or the Association, a change in the effective control of the Corporation or the Association or a change in the ownership of a substantial portion of the assets of the Corporation or the Association, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Association or a subsidiary of either of them, by the Corporation, the Association, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06         “Code” means the Internal Revenue Code of 1986, as amended.

3.07         “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08         “Common Stock” means shares of the common stock, $.01 par value per share, of the Corporation.

3.09         “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10         “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Association (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11         “Effective Date” means the date upon which the Corporation’s shareholders approve this Plan.

3.12         “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13         “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15         “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16         “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17         “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.18         “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.19         “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.20         “Subsidiary Company” means those subsidiaries of the Corporation, including the Association, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.21         “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01         Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an “independent director” as such term is defined in Section 6 of the OTCQB Standards or any successor thereto. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer and interpret this Plan. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02         Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03         Revocation for Misconduct; Forfeiture Events.

(a)         Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Association’s Charter or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

(b)         If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the federal securities laws as a result of misconduct, then any Recipient who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Corporation for any equity-based compensation received by such Recipient from the Corporation during the twelve month period following the first public issuance or filing with the U.S. Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee may specify in any Plan Share Award Agreement, as defined in Section 6.02, that any Recipient reimburse the Corporation for any benefit or gain realized from any Award granted hereunder in the event the accounting restatement reduces the value of the Award had the results been properly reported.

4.04         Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05         Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06         Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07         No Deferral of Compensation Under Section 409A of the Code. All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V

CONTRIBUTIONS

5.01         Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

5.02         Investment of Trust Assets; Number of Plan Shares. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 33,350 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01         Awards. Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to such executive officer.

6.02         Form of Allocation. As promptly as practicable after the grant of an Award pursuant to Section 6.01, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient (the “Plan Share Award Agreement”). The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.03         Grants Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

6.04         Performance Awards. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible Recipients upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance Shares. An award of a performance share is a grant of a right to receive Shares that is contingent upon the achievement of performance or other objectives during a specified period.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flows, strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Corporation or any subsidiary, operating unit or division of the Corporation and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period, the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period. The achievement of the performance goal or goals must be substantially uncertain at the time the Committee establishes such goal(s). Prior to the vesting or earning of any performance Shares, the Committee must certify in writing that the performance goal or goals were achieved. The maximum number of performance Shares that can be granted to any Recipient during the time this Plan remains in effect shall equal the maximum amount applicable to such Recipient under Section 5.02 of this Plan.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01         Earning Plan Shares; Forfeitures.

(a)         General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for grant pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

(b)         Exception for Termination Due to Death, Disability or Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02         Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03         Distribution of Plan Shares.

(a)         Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)         Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

(c)         Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)         Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his or her distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04      Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion. Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05     Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII

TRUST

8.01         Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02         Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)         To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding or newly issued shares.

(b)         To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)         To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d)         To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e)         To employ brokers, agents, custodians, consultants and accountants.

(f)         To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g)         To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03         Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04         Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05         Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX

MISCELLANEOUS

9.01         Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02         Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03         Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04         Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05         Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

9.06         Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan. The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast at a duly called meeting of the Corporation’s shareholders.

9.07         Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08         Tax Status of Trust. It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 24th day of July 2025.

MAGNOLIA BANCORP, INC.		TRUSTEES:

By:	/s/ Michael L. Hurley	By:	/s/ John H. Andressen
	Michael L. Hurley President and Chief Executive Officer		John H. Andressen Trustee

		By:	/s/ Peyton B. Burkhalter
Peyton B. Burkhalter Trustee

MAGNOLIA BANCORP, INC.
This proxy is solicited by the Board of Directors

Annual Meeting of Stockholders
September 18, 2025 1:00 P.M., Central Time

REVOCABLE PROXY

The undersigned appoints the Board of Directors of Magnolia Bancorp, Inc., and each of them, as proxies, each with full powers of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Magnolia Bancorp, Inc. held of record by the undersigned at the close of business on July 28, 2025, at the Annual Meeting of Shareholders of Magnolia Bancorp, Inc. to be held on September 18, 2025, at 1:00 p.m. Central Time or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE TWO NOMINEES TO THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2, 3, 4 AND 5 AND "THREE YEARS" FOR PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held September 18, 2025
The proxy statement and our 2024 Annual Report to Shareholders are available at https://annualgeneralmeetings.com/mgno2025

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND "THREE YEARS" FOR PROPOSAL 6.

1. To elect as directors, to serve for a term of three years or until their successors shall have been elected and qualified.

	FOR	WITHHOLD
01. Michael L. Hurley	☐	☐
02. Jason L. Manson	☐	☐

2. The approval of our 2025 Stock Option Plan.
   ☐ FOR ☐ AGAINST ☐ ABSTAIN
3. The approval of our 2025 Recognition and Retention Plan and Trust Agreement.
   ☐ FOR ☐ AGAINST ☐ ABSTAIN
4. The ratification of the appointment of EisnerAmper LLP as Magnolia Bancorp, Inc.'s independent registered public accounting firm.
   ☐ FOR ☐ AGAINST ☐ ABSTAIN
5. The approval of an advisory, non-binding resolution with respect to our executive compensation.
   ☐ FOR ☐ AGAINST ☐ ABSTAIN
6. The approval of an advisory, non-binding vote with respect to the frequency of voting for our executive compensation.
   ☐ THREE YEARS ☐ TWO YEARS ☐ ONE YEAR ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please give your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Date: ______________________, 2025

____
Signature

____
Signature (Co-owner)

☐ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

____

____

☐ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote by Internet, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting instructions are on the reverse.

<u>**Voting Instructions**</u>

You may vote your proxy in the following ways:

Via Internet:

- Login to https://annualgeneralmeetings.com/mgno2025
- Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company
c/o Proxy Department
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Central Time, on September 17, 2025.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.